FIFTH AMENDMENT
                                       TO
                                   E-REX, INC.
                               2002 NON-QUALIFIED
                           STOCK GRANT AND OPTION PLAN


     This Fifth Amendment to E-Rex, Inc. 2002 Non-Qualified Stock Grant and Option Plan (the "Amendment") is executed effective this 10th day of February 2003.

                                    RECITALS

     WHEREAS, E-Rex, Inc., a Nevada corporation (the "Company") executed the E-Rex, Inc. 2002 Non-Qualified Stock Grant and Option Plan effective August 5, 2002 (the "Plan");

     WHEREAS, the Plan provided for up to 13,500,000 shares of the Company's common stock to be issued pursuant to the terms of the Plan;

     WHEREAS, the Company executed the First Amendment to the Plan effective September 24, 2002 increasing the number of shares of the Company's common stock to be issued pursuant to the Plan from 13,500,000 to 33,500,000;

     WHEREAS, the Company executed the Second Amendment to the Plan effective October 25, 2002 increasing the number of shares of the Company's common stock to be issued pursuant to the Plan from 33,500,000 to 48,500,000;

     WHEREAS, the Company executed the Third Amendment to the Plan effective December 11, 2002 increasing the number of shares of the Company's common stock to be issued pursuant to the Plan from 48,500,000 to 68,500,000;

     WHEREAS, the Company executed the Fourth Amendment to the Plan effective January 8, 2003, increasing the number of shares of the Company's common stock to be issued pursuant to the Plan from 68,500,000 to 88,500,000;

     WHEREAS, Section 7 of the Plan provides that the Board of Directors may revise or amend the Plan at any time;

     WHEREAS, on the date hereof, the Board of Directors of the Company approved this Amendment to the Plan.

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     NOW,  THEREFORE,  the  Plan  is  hereby  amended  as  follows:

1.     Section  4  of  the  Plan is restated in its entirety to read as follows:

     "4.  IDENTIFICATION  OF  STOCK:  The stock subject to grant and the options
          -------------------------
          shall be shares of the Corporation's authorized but unissued or acquired or reacquired Common Stock, par value $0.001 (the "Stock"). The aggregate number of shares subject to grant and outstanding options shall not exceed 128,500,000 shares of Stock (subject to adjustment as provided in Section 5.6). If any option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan."

     As  adopted  by  the  Board  of  Directors  on  February  10,  2003.

                              E-Rex,  Inc.,
                              a  Nevada  corporation

                              /s/  Carl  Dilley
                              --------------------------
                              By:   Carl  Dilley
                              Its:   President